Exhibit 10.3

EXECUTION VERSION

OCEAN RIG UDW INC.
GOVERNANCE AGREEMENT
DATED AS OF SEPTEMBER _____________, 2017

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Exhibit A          Memorandum and Articles of the Parent

Exhibit B          Form of Director Indemnification Agreement

Exhibit C          Form of Lender Appointing Person Indemnification Agreement

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GOVERNANCE AGREEMENT
This Governance Agreement (as it may be amended from time to time in accordance with the terms hereof, this "Agreement") is made as of September ___________, 2017 (the "Effective Date"), by and among Ocean Rig UDW Inc., a company registered by way of continuation as an exempted company in the Cayman Islands with company registration number 310396 (the "Parent"), each of the direct and indirect subsidiaries of the Parent and [____________] (the "Shareholder").
WITNESSETH
WHEREAS, the Parent consummated a restructuring pursuant to and in accordance with the Restructuring Agreement, dated March 23, 2017 by and among the Parent, the Subsidiary Borrowers (as defined therein), and the Initial Supporting Creditors (as defined therein), relating to the restructuring of the corporate and capital structure of the Parent and its Subsidiaries, as amended from time to time (the "Restructuring Agreement").
NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE 1. DEFINITIONS; RULES OF INTERPRETATION
Section 1.1          Definitions.  As used herein, the terms below shall have the following meanings.  Any such term, unless the context otherwise requires, may be used in the singular or plural, depending on reference:
"Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or (b) any Related Fund of such specified Person or an Affiliate of such specified person; provided, however, that none of TMS nor any Appointing Person shall be considered an Affiliate of the Parent or any Subsidiary of the Parent and neither the Parent nor any Subsidiary of the Parent shall be considered an Affiliate of TMS or any Appointing Person.  For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Agreement" has the meaning set forth in the preamble to this Agreement.
"Agreement Termination Date" has the meaning set forth in Section 7.1.
"Applicable ABAC Laws" means all laws and regulations applying to the Parent and each of the direct and indirect Subsidiaries of the Parent prohibiting bribery, money laundering and other related forms of corruption, including fraud, tax evasion, insider dealing and market manipulation.

"Appointing Person" has the meaning set forth in the Parent Articles.
"Automatic Shelf Registration Statement" means an "automatic shelf registration statement" as defined in Rule 405 promulgated under the Securities Act, as such definition may be amended from time to time.
"Board" means the Board of Directors of the Parent.
"Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in the State of New York.
"Demand Registration Notice" has the meaning set forth in Section 3.2(b).
"DFH Credit Agreement" means that certain credit agreement dated July 12, 2013, as amended on February 7, 2014, by and between Drillships Financing Holdings, Inc., a Marshall Islands corporation ("DFH") and Drillships Projects Inc., a Delaware corporation, as borrowers, the Parent and Deutsche Bank AG New York Branch, in its capacity as administrative agent, as amended and restated from time to time.
"Director" means a member of the Board.
"DOV Credit Agreement" means that certain credit agreement dated July 25, 2014 by and between Drillships Ocean Ventures Inc., a Marshall Islands corporation ("DOV") and Drillships Ventures Projects Inc., a Delaware corporation ("DVP") as borrowers, the Parent and Deutsche Bank AG New York Branch, in its capacity as administrative agent, as amended and amended and restated from time to time.
"Effective Date" has the meaning set forth in the preamble to this Agreement.
"Election" means an election under United States Treasury Regulation Section 301.7701-3(c) in respect of any Group Company (or any successor provision).
"Eligible Holder" means at any time of determination, each Lender Appointing Person and each Lender Shareholder Party that, together with its Affiliates, holds 10% or more of the Shares.
"Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the SEC promulgated thereunder.
"Family Members" means, with respect to any natural person, such person's spouse, children, parents and lineal descendants of such person's parents (in each case, natural or adopted).

"Family Trust" of any natural person means a trust benefiting solely such person and/or the Family Members of such individual.
"Group Companies" means the Parent and its direct and indirect Subsidiaries.
"Initial Requesting Holder" means, with respect to any registration of Registrable Securities that is requested pursuant to Article 3, the Shareholder Party or the Shareholder Parties that made the underlying Registration Demand.
"Initial Shelf Registration Statement" has the meaning set forth in Section 3.1(b).
"Lender Appointing Persons" has the meaning set forth in the Parent Articles.
"Lender Directors" has the meaning set forth in the Parent Articles.
"Lender Shareholder Parties" means, collectively, all holders of Shares, other than (a) any Group Company or (b) any Related Party.
"Losses" has the meaning set forth in Section 3.8(a).
"Necessary Action" means, with respect to a specified result, all actions that are permitted by law and necessary to cause such result, including (i) designating each Director pursuant to the Parent Articles in the Parent's slate of nominees to the shareholders of the Parent for each election of Directors, (ii) attending meetings in person or by proxy for purposes of obtaining a quorum, (iii) voting or providing a written consent or proxy with respect to Shares, (iv) causing the adoption of resolutions, (v) amending Organizational Documents, (vi) executing agreements and instruments, (vii) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result, and (viii) causing the nomination, election or removal of Directors.
"Organizational Documents" means (a) with respect to any corporation or exempted company, the certificate or articles of incorporation or amalgamation and the bylaws (or equivalent or comparable constitutive documents), (b) with respect to any limited liability company, the certificate or articles of formation or organization and limited liability company or operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable governmental authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
"Parent" has the meaning set forth in the Preamble.
"Parent Articles" means the second amended and restated Memorandum and Articles of Association of the Parent, as may be amended, modified or amended and restated and in effect from time to time, the form of which is attached hereto as Exhibit A; provided, however, that for purposes of Section 5.3, prior to the enactment of the Parent Articles in the form attached as Exhibit A, Parent Articles shall mean the Memorandum and Articles attached to Exhibit A notwithstanding that such Memorandum and Articles have not been enacted.

"Parent Securities" has the meaning set forth in Section 3.2(b).
"Parent Shareholders" means the Shareholder and each other holder of Shares.
"Person" means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust, joint venture or other legal entity, or a governmental agency or political subdivision thereof.
"Piggyback Registration" means any proposed filing of a Registration Statement with respect to Parent Securities that requires the Parent to provide the Shareholder with a Piggyback Registration Notice.
"Piggyback Registration Notice" has the meaning set forth in Section 3.3(a).
"Piggyback Registration Request" has the meaning set forth in Section 3.3(a).
"Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
"Public Offering" means any bona fide firm commitment underwritten sale of Shares to the public pursuant to an effective Registration Statement.
"Public Sale" means the sale of Shares to the public pursuant to an offering registered under the Securities Act or through a broker, dealer or market maker by a non-affiliate or by an affiliate pursuant to the provisions of Rule 144 adopted under the Securities Act or other sale on a national securities exchange under Section 6 of the Exchange Act which is exempt from registration under the Securities Act.
"Registrable Securities" means (a) all Shares issued by the Parent to the Lender Shareholder Parties, (b) any additional Shares held by the Lender Shareholder Parties (including Shares acquired upon the exercise of any preemptive rights and upon exercise of options or other convertible securities), and (c) any additional Shares issued or distributed by way of a dividend or other distribution in respect of any such Shares; provided, that such Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a Registration Statement or Rule 144, (ii) upon repurchase by the Group Companies, and (iii) upon becoming eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Parent to be in compliance with the current public information requirement under Rule 144(c)(1).

"Registration Demand" has the meaning set forth in Section 3.2(b).
"Registration Expenses" means any and all expenses incident to the performance of or compliance with Article 3, including (i) the fees, disbursements and expenses of the Parent's counsel, accountants (including the expenses of any annual audit letters and "cold comfort" letters required or incidental to the performance of such obligations) and all other Persons retained by the Parent in connection with the consummation of the transactions contemplated by this Agreement,  (ii) the reasonable fees and disbursements of one counsel and local counsel for all of the Selling Holders, which counsel shall be selected by the holders of a majority of the Registrable Securities to be registered on the Registration Statement, (iii) all expenses, including filing fees, in connection with the preparation, printing and filing of the Registration Statement, any free writing, preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers, (iv) the cost of printing or producing any agreements among underwriters, underwriting agreements, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of, (v) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, (vi) the filing fees incidental to securing any required review by the Financial Industry Regulatory Authority of the terms of the sale of the securities to be disposed of, (vii) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (viii) all security engraving and security printing expenses, (ix) all fees and expenses payable in connection with the listing of the securities on any national securities exchange, (x) all rating agency fees (xi) messenger, telephone and delivery expenses, (xii) the reasonable fees and expenses incurred in connection with any road show for underwritten offerings and (xiii) Securities Act liability insurance, if the Parent so desires such insurance.
"Registration Request" has the meaning set forth in Section 3.2(b).
"Registration Rights Effective Date" has the meaning set forth in Section 3.1(a).
"Registration Statement" means a registration statement under the Securities Act that is filed by the Parent with the SEC for a public offering and sale of securities of the Parent, other than a registration statement on Form S-8 or Form S-4 or any successor forms thereto.
"Related Fund" of any Person means (a) each fund, pooled investment vehicle, and managed account now or hereafter existing that is (i) controlled by one or more general partners or managing members of such Person, (ii) managed by the same entity as such Person or (iii) otherwise managed or advised by such Person or the entity that manages or advises such Person and (b) each Affiliate of the Persons identified in clause (a).
"Related Party" means (a) TMS, (b) each director or officer of Parent, any Group Company or TMS, or any Affiliate of TMS, (c) each Family Member or Family Trust of any person identified in clause (b), or (d) each Affiliate of any Person identified in clause (a), (b) or (c).

"Requesting Holder" means, with respect to any Registration Statement that is used to register Registrable Securities pursuant to Article 3, any Lender Shareholder Party who is an Initial Requesting Holder or timely submits a Registration Request pursuant to Article 3 or any Lender Shareholder Party who timely submits a Piggyback Registration Request pursuant to Section 3.3.
"Responsible Requesting Holder" has the meaning set forth in Section 3.5.
"Restructuring Agreement" has the meaning set forth in the recitals.
"Restructuring Effective Date" has the meaning in the Restructuring Agreement.
"Rule 144" means Rule 144 under the Securities Act, and any successor rule or regulation hereafter adopted by the SEC.
"Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
"Sanctions" has the meaning set forth in Section 5.1.
"Schemes" has the meaning set forth in the Restructuring Agreement.
"SEC" means the United States Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Exchange Act.
"Securities Act" means the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder.
"Selling Holder" means, with respect to any Registration Statement that is used to register Registrable Securities pursuant to Article 3, any Lender Shareholder Party who beneficially owns Registrable Securities included in such Registration Statement.
"Shareholder" has the meaning set forth in the preamble.
"Shareholder Parties" means, collectively, (i) the Shareholder, (ii) each holder of Shares, other than the Shareholder, that executes a governance agreement on the date hereof in a form substantially similar to this Agreement, (ii) each Transferee of Shares beneficially owned by the Shareholder in a Transfer that complies with the terms and conditions of this Agreement and who is required by this Agreement to become a party to, and agree to be bound by the terms and conditions of, this Agreement and (iii) each other holder of Shares who otherwise becomes a party to this Agreement pursuant to the terms and conditions of this Agreement.
"Shares" means, collectively, all common shares of the Parent and shall include all securities issued or issuable with respect thereto by way of a split, dividend, or other division of securities, or in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise.

"Shelf Registration Statement" means a Registration Statement filed with the SEC in accordance with the Securities Act for the offer and sale of Registrable Securities by Eligible Holders on a continuous or delayed basis pursuant to Rule 415.
"Subsidiary" means, with respect to any specified company: (a) any corporation, exempted company, limited liability company, association or other business entity (other than a partnership) of which more than 50% of the total voting power of shares entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, limited liability company, association or other business entity is at the time owned or controlled, directly or indirectly, by that company, or one or more of the other Subsidiaries of that company (or a combination thereof); and (b) any partnership of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such company or one or more of the other Subsidiaries of that company (or a combination thereof), whether in the form of general, special or limited partnership interests or otherwise, or (ii) such company or any Subsidiary of such company is a controlling general partner or otherwise controls such entity.
"TMS" means TMS Offshore Services Ltd., a corporation formed in the Marshall Islands.
"Transfer" means, with respect to any security of the Parent, to directly or indirectly sell, exchange, transfer, hypothecate, negotiate, gift, bequeath, convey in trust, pledge, mortgage, grant a security interest in, assign, encumber, or otherwise dispose of all or any portion of such security, including by recapitalization, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise; "Transfer" used as a noun shall have a correlative meaning; provided, however, that a pledge or grant of a security interest in Shares to secure a "bona fide" loan shall in no event be deemed a Transfer for any purpose of this Agreement. "Transferee" shall have a correlative meaning.
"Underwriter's Maximum Number" has the meaning set forth in Section 3.2(j).
"Underwriting Agreement" has the meaning set forth in Section 3.7(a).
Section 1.2          Rules of Interpretation.  Unless the context otherwise clearly requires:  (a) a term has the meaning assigned to it; (b) "or" is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to "including" shall be deemed to be followed by the phrase "without limitation"; (f) all references in this Agreement to designated "Articles," "Sections," "paragraphs," "clauses" and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute, rule or regulation herein shall be construed as referring to such agreement, instrument, document, statute, rule or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  This Agreement is among financially sophisticated and knowledgeable Persons and is entered into by such Persons in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the Person who prepared, or cause the preparation of, this Agreement or the relative bargaining power of such Persons.  Subject to applicable law, wherever in this Agreement a Shareholder Party is empowered to take or make a decision, direction, consent, vote, determination, election, action or approval, such Shareholder Party is entitled to consider, favor and further such interests and factors as it desires, including its own interests, and has no duty or obligation to consider, favor or further any other interest of the Parent, any Subsidiary or any other Shareholder Party.
ARTICLE 2. CORPORATE GOVERNANCE
Section 2.1          Exculpation.  The Parent and the Shareholder agree that no Shareholder Party, nor any Affiliate of any Shareholder Party, shall have any liability as a result of designating any individual as a Director or proposing to designate any individual for election as a Director, for any act or omission by such individual in his or her capacity as a Director, nor shall any Shareholder Party or any Affiliate of any Shareholder Party have any liability as a result of voting for any such individual in accordance with the provisions of this Agreement; provided, however, that this Section 2.1 shall not exculpate any Shareholder Party for any action taken or omitted to be taken by such Shareholder Party that is a breach or violation of this Agreement.
Section 2.2          Indemnification Agreement.  The Parent shall enter into an indemnification agreement substantially in the form attached as Exhibit B hereto with each Lender Director, each agreement effective as of the date that such Lender Director assumed the position of Director. The Parent shall enter into an indemnification agreement substantially in the form attached as Exhibit C hereto with each Lender Appointing Person, each agreement effective as of the date that such Lender Appointing Person assumed the position of Lender Appointing Person.
Section 2.3          Voting. The Shareholder hereby agrees that, at all times prior to the Agreement Termination Date, such Shareholder shall vote all of such Shareholder's Shares against any resolution or matter that is presented to Parent Shareholders for a vote or by the written consent of Parent Shareholders in lieu of a meeting, that proposes or would approve or effect (a) any amendment of, or proposal to amend, the Parent Articles; or (b) any winding-up, or proposal to wind-up the Parent; unless, in each case,  such resolution or matters has been approved by the Board, and the Board has recommended to the Parent Shareholders that they approve such resolution or matter.
Section 2.4          Further Assurances.  The Shareholder hereby agrees to vote, in person or by proxy, all of its Shares, at any annual or special meeting of Parent Shareholders or by the written consent of Parent Shareholders in lieu of a meeting, and take all other Necessary Action within its control (a) to effect the provisions of the Parent Articles, including causing the election of Directors designated in accordance therewith and, as applicable, the removal of

Directors, and the filling of Board vacancies, in each case in accordance with the Parent Articles, and (b) against any matter that is presented to Parent Shareholders for a vote or consent that is inconsistent with any provision of the Parent Articles.
ARTICLE 3. REGISTRATION RIGHTS
Section 3.1          Initial Shelf Registration.
(a)          Commencement of Rights.  Following the earlier of (x) the date on which the Parent is listed on the Nasdaq or another United States national securities exchange and (y) the Agreement Termination Date (such date, the "Registration Rights Effective Date"), each Eligible Holder shall have the rights set forth in this Section 3.1.
(b)          The Parent shall prepare a Shelf Registration Statement (as may be amended from time to time, the "Initial Shelf Registration Statement"), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Eligible Holder who shall request inclusion therein of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Eligible Holder hereto or by written notice to the Parent no later than 5 business days after the Registration Rights Effective Date.  The Parent shall file the Initial Shelf Registration Statement with the SEC on or prior to the 5th day following the Registration Rights Effective Date; provided, however, that the Parent shall not be required to file or cause to be declared effective the Initial Shelf Registration Statement if (i) no Eligible Holders have requested (or have by the 5th day after the Registration Rights Effective Date revoked all requests by written notice to the Parent) and (ii) unless such Eligible Holders have otherwise timely complied with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement.
(c)          The Parent shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been timely requested as aforesaid; provided, however, that the Parent shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the SEC and the applicable interpretations thereof by the staff of the SEC.
(d)          Upon the request of any Eligible Holder whose Registrable Securities are not included in the Initial Shelf Registration Statement at the time of such request, the Parent shall amend the Initial Shelf Registration Statement to include the Registrable Securities of such Eligible Holder; provided that the Parent shall not be required to amend the Initial Shelf Registration Statement more than once every fiscal quarter of the Parent.
(e)          The Initial Shelf Registration Statement shall be on Form F-1; provided, however, that, if the Parent becomes eligible to register the Registrable Securities for resale by the Eligible Holders on Form F-3 (including without limitation a Form F-3 filed as an Automatic Shelf Registration Statement), the Parent shall be entitled to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form F-3 or file a Shelf Registration Statement on Form F-3 in substitution of the Initial Shelf Registration Statement as initially filed.

(f)          The Parent shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective by the SEC as promptly as practicable, and shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (i) the date the Parent (A) is eligible to register the Registrable Securities for resale by Holders on Form F-3 and (B) has filed such Registration Statement with the SEC and which is effective and (ii) the date that all Registrable Securities covered by the Initial Shelf Registration Statement shall cease to be Registrable Securities.  In the event of any stop order, injunction or other similar order or requirement of the SEC relating to the Initial Shelf Registration Statement, if any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the period during which the Initial Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.
(g)          If the Initial Shelf Registration Statement is on Form F-1, then for so long as any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the Parent will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 6-K necessary or required to be filed by applicable law or any Annual Reports on Form 20-F filed by the Parent with the SEC, or any other information necessary so that (i) the Initial Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (ii) the Parent complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Parent's rights under Section 3.6(c).
(h)          Upon the demand of one or more Eligible Holders, the Parent shall facilitate a "takedown" of Registrable Securities in the form of an underwritten offering, in the manner and consistent with the conditions described in Section 3.2(j) of this Agreement,
Section 3.2          Demand Registration.
(a)          Commencement of Rights.  Following the Registration Rights Effective Date, each Eligible Holder shall have the rights set forth in this Section 3.2.
(b)          Requests for Registration.  Following the Registration Rights Effective Date, each Eligible Holder shall have the right, pursuant to Section 3.2(c) or Section 3.2(d) and subject to the terms and conditions set forth in this Article 3, to request the Parent to effect the registration under and in accordance with the provisions of the Securities Act of all or any portion of the Registrable Securities beneficially owned by such Eligible Holder by submitting a written request of such registration and specifying the amount of Registrable Securities proposed to be registered and the intended method (or methods) and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering (a "Registration Demand").  The Parent shall give prompt written notice thereof (a "Demand Registration Notice") (and in any event within 10 Business Days from the date of receipt of such Registration Demand) to each other Eligible Holder, each of whom shall be entitled to elect to include, subject to the terms and conditions set forth in this Article 3,

Registrable Securities beneficially owned by it in the Registration Statement to which a Demand Registration Notice relates, by submitting a written request to the Parent (a "Registration Request") within 15 days after the date of such Demand Registration Notice, specifying the number of Registrable Securities that such Eligible Holder intends to dispose of pursuant to such Registration Statement. Except as otherwise provided in this Agreement, the Parent shall prepare and use its reasonable best efforts to file with the SEC, within 60 days after the date of the applicable Registration Demand, a Registration Statement with respect to the following (in either case subject to Section 3.2(j) if the Registrable Securities will be sold in an underwritten offering):  (i) all Registrable Securities of the Initial Requesting Holder included in such Registration Demand and (ii) all Registrable Securities that other Eligible Holders elect to include in such Registration Statement, pursuant to one or more timely submitted Registration Requests.  Thereafter, the Parent shall use its reasonable best efforts, in accordance with Section 3.6, to effect the registration of such Registrable Securities under the Securities Act and applicable state securities laws, for disposition in accordance with the intended method or methods of disposition stated in the underlying Registration Demand.  Subject to Section 3.2(j), the Parent may include in such Registration Statement such number of Shares and other securities of the Parent (collectively, "Parent Securities") as the Parent proposes to offer and sell for its own account or the account of any other Person.
(c)          Registration.  Subject to the terms and conditions of this Article 3, each Eligible Holder shall have the right to submit a Registration Demand to effect the registration on Form F-1 (or any successor form) of all or any portion of the Registrable Securities held by such Eligible Holders; provided, that the Eligible Holders, shall be limited to three such Registration Demands. Any registration pursuant to such a Registration Demand may, if so requested in the underlying Registration Demand, be a "shelf" registration for an offering of Registrable Securities on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor rule that is subsequently adopted by the SEC).
(d)          Registration; Shelf Registration.  Subject to the terms and conditions of this Article 3, each Eligible Holder shall have the right to submit a Registration Demand to effect the registration on Form F-3 (or any successor form) of the Registrable Securities held by such Eligible Holder.  Any registration pursuant to such a Registration Demand may, if so requested in the underlying Registration Demand, be a "shelf" registration for an offering of Registrable Securities on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor rule that is subsequently adopted by the SEC). Subject to Section 3.8(f), the number of Registration Demands that may be made pursuant to this paragraph is unlimited.
(e)          Delay for Disadvantageous Condition.  If, in connection with any registration requested pursuant to a Registration Demand, the Parent provides a certificate to the Requesting Holders, signed by the President or Chief Executive Officer of the Parent and stating that, in the good-faith judgment of a majority of the Board, it would be materially detrimental to the Parent or the Parent Shareholders for such Registration Statement either to become effective or to remain effective for as long as such Registration Statement otherwise would be required to remain effective, or if the Parent is prohibited by the terms of any applicable underwriting or securities purchase agreement, then the Parent shall have the right to defer taking action with respect to such Registration Statement and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly; provided, however, that (i) the aggregate number of days in all such delay periods in any period of 12 consecutive months shall not exceed 60 days and (ii) at least 45 days shall elapse between the termination of any delay period and the commencement of the immediately succeeding delay period.
(f)          Limitation on Successive Registrations.  The Parent shall not be required to effect a registration of Registrable Securities pursuant to (i) Section 3.2(c) or Section 3.2(d), for a period of 90 days immediately following the effective date of any Registration Statement filed pursuant to this Article 3 and in no event shall the Parent be required to file more than three Registration Statements pursuant to Section 3.2(d) during any 12‑month period.
(g)          Demand Withdrawal.  With respect to any registration requested pursuant to this Article 3, (i) the Initial Requesting Holder(s) may withdraw such Registration Demand and (ii) any Requesting Holder may withdraw its Registrable Securities from such registration, in either case by providing written notice to the Parent at any time prior to the effective date of the Registration Statement relating to such Registration Demand.  If all of the Registrable Securities to be included in the registration pursuant to any Registration Demand are so withdrawn, then such Registration Demand shall be deemed withdrawn. In the event of any such actual or deemed withdrawal of a Registration Demand, the Parent shall cease all efforts to effect the registration of the Registrable Securities requested to be included in such registration, without liability to any Requesting Holder.  Such registration will be deemed to have been effected (including for purposes of Section 3.2(c) and Section 3.2(d), with respect to a Registration Demand made thereunder) unless (A) each Requesting Holder who has withdrawn its Registration Demand or has withdrawn all of its Registrable Securities from such registration has paid (or reimbursed the Parent for), pursuant to Section 3.5, its pro rata share (based on a fraction, the numerator of which is the number of Registrable Securities that such Requesting Holder asked to be included in such withdrawn registration and the denominator of which is the aggregate number of Registrable Securities that all Requesting Holders, collectively, requested to be included in such withdrawn registration) of the Registration Expenses incurred by the Parent in connection with such withdrawn registration.
(h)          Effective Registration.  Notwithstanding anything to the contrary in this Agreement, except to the extent expressly set forth in Section 3.2(g), a Registration Statement filed pursuant to this Article 3 shall not be deemed to have been requested or effected (including for purposes of Section 3.2(c) and Section 3.2(d), with respect to a Registration Demand made thereunder) unless it has been declared effective by the SEC and shall have remained effective for 180 days (excluding any periods of time during which such Registration Statement is tolled or suspended pursuant to Section 3.2(e) or Section 3.6(c)) or such shorter period as may be required to sell all Registrable Securities included in such Registration Statement; provided, that in the case of any registration of Registrable Securities that are intended to be offered on a continuous or delayed basis, such 180‑day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold.  In no event shall a registration be deemed to have been effected if (i) after the Registration Statement has been declared effective by the SEC, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, for any reason other than a misrepresentation or an omission by any Requesting Holder and, as a result thereof, the Registrable Securities requested to be registered therein cannot be completely distributed in accordance with the plan of distribution set forth in such Registration Statement or (ii) the conditions to closing the sale of Registrable Securities specified in any purchase agreement or Underwriting Agreement, which agreement was entered into in connection with such registration for the purpose of distributing Registrable Securities in accordance with the plan of distribution set forth in the applicable Registration Statement, are not satisfied or waived other than solely by reason of some act or omission by any Requesting Holder.
(i)          Selection of Underwriters.  Any registration of Registrable Securities pursuant to Section 3.1 or Section 3.2 may, if so requested in the underlying Registration Demand, be effected as an underwritten offering, and in such event the Requesting Holder(s) shall have the right to select the managing underwriter or underwriters for the offering; provided, that such underwriter or underwriters shall be reasonably acceptable to the Parent.
(j)          Priority.  If a registration under this Article 3 involves an underwritten offering and the managing underwriter(s) in its good-faith judgment advises the Parent that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the number of securities that can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering (the "Underwriter's Maximum Number"), the Parent shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter's Maximum Number and the Parent and the Requesting Holders shall participate in such offering in the following order of priority:
(i)          First, the Parent shall be obligated and required to include in the Registration Statement the number of Registrable Securities that the Requesting Holder(s) have requested to be included in the Registration Statement and that does not exceed the Underwriter's Maximum Number; provided, that if there are multiple Requesting Holders, the Registrable Securities to be included in the Registration Statement shall be allocated among all such Requesting Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the underlying Registration Demand.  If any Requesting Holder would thus be entitled to include more Registrable Securities than it requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.
(ii)          Second, the Parent shall be entitled to include in such Registration Statement such number of Parent Securities as the Parent proposes to offer and sell for its own account or the account of any other Person to the full extent of the remaining portion of the Underwriter's Maximum Number.
Section 3.3          Piggyback Registration.
(a)          Notice of Registrations.  In the event that the Parent proposes to file a Registration Statement with respect to Parent Securities (other than a registration statement (i) in connection with the Parent's initial Public Offering, or (ii) filed solely in connection with a dividend reinvestment plan or an employee benefit plan covering only officers or directors of the Parent or its Affiliates), whether or not for sale for its own account, the Parent shall provide each Eligible Holder with written notice of its intention to do so (a "Piggyback Registration Notice") at least 30 days prior to filing such Registration Statement.  Any Eligible Holder may elect to include Registrable Securities beneficially owned by it in the Registration Statement to which a Piggyback Registration Notice relates, by submitting a written request (a "Piggyback Registration Request") to the Parent within 15 days after the date of such Piggyback Registration Notice, specifying the number of Registrable Securities that such Eligible Holder intends to dispose of pursuant to such Registration Statement, and the intended method of disposition thereof.  The Parent shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that Eligible Holders have requested, pursuant to timely submitted Registration Requests, to be included in the Registration Statement to which the underlying Piggyback Registration Notice relates.
(b)          Withdrawal of Registration.  If, at any time after the Parent provides a Piggyback Registration Notice and prior to the effective date of any Registration Statement filed in connection therewith, the Parent shall determine for any reason not to register the Parent Securities to which such Piggyback Registration Notice relates, the Parent may, in its sole discretion, give the Requesting Holders written notice of such determination and thereupon shall be relieved of its obligation to register any Registrable Securities that the Requesting Holders requested to be registered pursuant to a Piggyback Registration Request delivered in response to such Piggyback Registration Notice.  Each Eligible Holder shall be permitted to withdraw all or any portion of the Registrable Securities of such Eligible Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.
(c)          Priority.  If a registration under this Section 3.3 involves an underwritten offering and the managing underwriter(s) in its good-faith judgment advises the Parent that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the Underwriter's Maximum Number, the Parent shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter's Maximum Number and the Parent and the Requesting Holders shall participate in such offering in the following order of priority:
(i)          First, the Parent shall be entitled to include in such Registration Statement the Parent Securities that the Parent proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter's Maximum Number.
(ii)          Second, the Parent shall be obligated and required to include in such Registration Statement that number of Registrable Securities that the Requesting Holders have, collectively, requested to be included in such offering, to the full extent of the remaining portion of the Underwriter's Maximum Number; provided, that if such number of Registrable Securities exceeds the remaining portion of the Underwriter's Maximum Number, the Registrable Securities to be included in such offering shall be allocated among all of the Requesting Holders, in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the underlying Piggyback Registration Notice.  If any Requesting Holder would thus be entitled to include more Registrable Securities than it requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.
(iii)          Third, the Parent shall be entitled to include in such Registration Statement that number of Parent Securities that the Parent proposes to offer and sell for the account of any other Person, to the full extent of any remaining portion of the Underwriter's Maximum Number.
(d)          Not a Demand Registration.  No registration of Registrable Securities effected under this Section 3.3 shall relieve the Parent of its obligation to effect any registration of Registrable Securities pursuant to Article 3.
Section 3.4          Certain Information.  In connection with any request for registration pursuant to Sections 3.1, 3.2 and 3.3, each Selling Holder shall furnish to the Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as the Parent shall reasonably request, to the extent required to complete the filing of such Registration Statement in accordance with applicable law (including the Securities Act and any state securities or "blue sky" laws).
Section 3.5          Expenses.  Except as expressly provided otherwise in this Agreement, if the Parent is required to effect the registration of any Registrable Securities pursuant to Sections 3.1, 3.2 and 3.3, the Parent shall pay all Registration Expenses with respect to such registration; provided, that each Selling Holder shall bear its pro rata share, on the basis of the number of Registrable Securities registered, of all underwriting discounts, selling commissions and stock or share transfer taxes, and each such Selling Holder shall be responsible for any fees and expenses of any persons retained by such Selling Holder.  Notwithstanding the foregoing, in the event that any registration of Registrable Securities requested pursuant to Article 3 is withdrawn or deemed withdrawn pursuant to Section 3.2(g) and the Initial Requesting Holder(s) elects not to have such withdrawn registration counted as a registration under Article 3, the Initial Requesting Holder(s) and each Requesting Holder withdrawing all of its Registrable Securities shall pay (or reimburse the Parent for) its pro rata share (in accordance with the number of Registrable Securities that it asked to be included in such withdrawn registration) of the Registration Expenses incurred by the Parent with respect to such withdrawn registration.  The immediately preceding sentence shall not apply if such registration is withdrawn (i) as a result of information concerning the occurrence of a material adverse change in the business or financial condition of the Parent that is made known to the Requesting Holders after the date on which such registration was requested, (ii) if the revocation of such Selling Holder's request for registration is based on the Parent's failure to comply in any material respect with its obligations hereunder or (iii) if the registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or omission by any Requesting Holder; provided, that if any such stop order, injunction, order or requirement is issued or imposed as a result of any misrepresentation or omission by any Requesting Holder(s), such Requesting Holder(s) (each, a "Responsible Requesting Holder") shall be solely responsible for paying (or reimbursing the Parent for) all of the Registration Expenses incurred by the Parent with respect to such withdrawn registration; provided, further, that if more than one Responsible Requesting Holder is responsible for such payment or reimbursement of Registration Expenses, then each such Responsible Requesting Holder shall be responsible for its pro rata share of such Registration Expenses (for each Responsible Requesting Holder based on a fraction, the numerator of which is the number of Registrable Securities that such

Responsible Requesting Holder asked to be included in such withdrawn registration and the denominator of which is the aggregate number of Registrable Securities that all Responsible Requesting Holders, collectively, asked to be included in such withdrawn registration).
Section 3.6          Registration and Qualification.
(a)          In the event that the Parent is required to effect the registration of any Registrable Securities pursuant to this Article 3, the Parent shall:
(i)          use its reasonable best efforts to, as promptly as practicable, prepare, file and cause to become effective and remain effective a Registration Statement relating to such Registrable Securities;
(ii)          prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement for such Registrable Securities and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities until such time as all of such Registrable Securities have been disposed of; provided, that the Parent shall, as far in advance as practicable but at least five Business Days prior to filing a Registration Statement or prospectus (or any amendment or supplement thereto), furnish to each Selling Holder, for their review, copies of such Registration Statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Selling Holder, documents to be incorporated by reference therein);  provided, further, that each Selling Holder may request reasonable changes to such Registration Statement, prospectus, amendment or supplement (as the case may be) and the Parent shall be required to comply therewith to the extent necessary to lawfully complete such filing or maintain the effectiveness of such Registration Statement;
(iii)          furnish to each Selling Holder and each underwriter of such Registrable Securities such number of conformed copies of such Registration Statement and each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents as are incorporated by reference in such Registration Statement or prospectus (including any amendments or supplements thereto), and such other documents as such Selling Holder or underwriter may reasonably request;
(iv)          promptly notify each Selling Holder in writing of the effectiveness of the Registration Statement and of any stop order issued or threatened by the SEC with respect thereto, use its reasonable best efforts to prevent the entry of any such stop order that is threatened and promptly remove any such stop order that has been entered, and promptly notify each Selling Holder of such lifting or withdrawal of any such stop order;
(v)          use its reasonable best efforts to (x) register or qualify all Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as may be requested by any Selling Holder or underwriter of such Registrable Securities, and promptly notify the Selling Holders of the receipt of any notification with respect to the suspension of the qualification of Registrable Securities for sale or offer in any such jurisdiction and (y) obtain all appropriate registrations, permits and consents in connection with such registrations and qualifications, and do any and all other acts and things (including using reasonable best efforts to promptly remove any such suspension) necessary or advisable to enable the Selling Holders and underwriters to consummate the disposition of such Registrable Securities in such jurisdictions; provided, that the Parent shall not be required to qualify to do business as a foreign corporation in any such jurisdiction where it is not so qualified, to consent to general service of process in any such jurisdiction or to amend its Organizational Documents;
(vi)          use its reasonable best efforts to furnish to each Selling Holder and underwriter of such Registrable Securities (x) an opinion of counsel to the Parent addressed to each such Selling Holder and underwriter and dated the date of the closing under the Underwriting Agreement (with respect to an underwritten offering) or the effective date of the Registration Statement (if the offering is not underwritten) and (y) "cold comfort" letters dated the effective date of the Registration Statement (and, with respect to any underwritten offering, brought down to the date of closing under the Underwriting Agreement) addressed to each Selling Holder and (as applicable) underwriter and signed by the independent public accountants who have certified the Parent's financial statements included in such Registration Statement, in each such case covering substantially the same matters as are customarily covered in such opinions and cold comfort letters in connection with underwritten public offerings of securities;
(vii)          if requested by the managing underwriter, use its reasonable best efforts to list all such Registrable Securities covered by such registration on each national securities exchange on which Shares are then listed;
(viii)          furnish for delivery in connection with the closing of the registered offering of such Registrable Securities unlegended certificates representing ownership of such Registrable Securities in such denominations as shall be requested by the Selling Holders or the underwriters (if any) for such Registrable Securities;
(ix)          not later than the effective date of the applicable Registration Statement, (x) retain a transfer agent and registrar (if the Parent does not already have one), (y) obtain a CUSIP number for all Registrable Securities included in such Registration Statement and (z) provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company or other applicable clearing agency;

(x)          in the case of an underwritten offering of such Registrable Securities, cause its senior executive officers to participate in such customary "road show" presentations as may be reasonably requested by the managing underwriter, and to otherwise facilitate, cooperate with, and participate in each proposed offering of Registrable Securities pursuant to this Article 3 and customary selling efforts related thereto; and
(xi)          otherwise use its reasonable best efforts to comply with all applicable securities laws, including the Securities Act, the Exchange Act, and state securities and "blue sky" laws.
(b)          In the event that the Parent delivers a prospectus covering Registrable Securities to the Selling Holders and such prospectus is subsequently amended to comply with the requirements of the Securities Act, the Parent shall promptly notify each Selling Holder and may, in its discretion, request that the Selling Holders cease making offers of Registrable Securities and return to the Parent all prospectuses in their possession.  In the event that the Parent makes such a request each Selling Holder shall immediately cease making such offers and shall promptly return all such prospectuses.  The Parent shall promptly provide the Selling Holders with revised prospectuses and each Selling Holder shall be free, following its receipt of such revised prospectuses, to resume making offers of the Registrable Securities.
(c)          In the event that the Parent determines, in its sole discretion, that it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Parent believes public disclosure would be detrimental to the Parent, the Parent shall direct the Selling Holders to discontinue sales of Registrable Securities pursuant to such prospectus, and each Selling Holder shall immediately so discontinue, until such Selling Holder has received copies of a supplemented or amended prospectus or until such Selling Holder is advised in writing by the Parent that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  The Parent shall promptly furnish to each Selling Holder copies of any such supplemented or amended prospectuses or additional or supplemental filings, as the case may be.  Notwithstanding anything to the contrary in this Agreement, the Parent shall not exercise its rights under this Section 3.6(c) to suspend sales of Registrable Securities for a period in excess of 60 consecutive days or 90 days during any period of 365 consecutive days.
Section 3.7          Underwriting; Due Diligence.
(a)          In the event of an underwritten offering of Registrable Securities pursuant to a registration requested under this Article 3, the Parent shall, if requested by the underwriters for such offering, enter into an underwriting agreement with such underwriters (an "Underwriting Agreement").  Any such Underwriting Agreement shall contain such representations, warranties and covenants by the Parent and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, and shall include indemnification and contribution provisions substantially to the effect and extent of those set forth in Section 3.8, and agreements as to the provision of opinions of counsel and accountants' letters substantially to the effect and extent of those set forth in Section

3.6(a)(vi).  The Selling Holders on whose behalf such Registrable Securities are to be distributed by the underwriters shall be parties to any such Underwriting Agreement, which shall also contain such representations, and warranties by the Selling Holders as are customarily provided by selling shareholders in underwriting agreements with respect to secondary distributions.  The Underwriting Agreement shall also include indemnification and contribution provisions substantially to the effect and extent of those set forth in Section 3.8.  With respect to any Underwriting Agreement:  (i) all of the representations and warranties by the Parent to and for the benefit of the underwriters shall also be made to the Selling Holders, (ii) all of the conditions precedent to the obligations of the underwriters thereunder shall be conditions precedent to the obligations of the Selling Holders and (iii) no Selling Holder shall be required to make any representations or warranties to, or agreements with, the Parent or the underwriters, other than customary representations, warranties or agreements regarding such Selling Holder, its Registrable Securities, its intended method of distribution of such Registrable Securities.
(b)          In connection with the preparation and filing of each Registration Statement that is used to register Registrable Securities pursuant to a registration requested under this Article 3, the Parent shall (except during any suspension period pursuant to Section 3.6(c)) give the Selling Holders, the underwriters (if any) and their respective counsel and accountants such reasonable and customary access to its books, records and properties and such opportunities to discuss the Parent's business and affairs with its officers and the independent public accountants who have certified the Parent's financial statements included with such Registration Statement, to the extent necessary to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Selling Holders and underwriters shall (and shall cause their respective counsel and accountants to) use their reasonable best efforts to coordinate their respective investigations of the books, records and properties of the Parent.
Section 3.8          Indemnification and Contribution.
(a)          The Parent's Indemnification Obligations.  To the fullest extent permitted by law, the Parent agrees to indemnify and hold harmless each Selling Holder, its Affiliates, and their respective directors, officers, members, managers, partners, employees, Eligible Holders, representatives, agents, advisors, investment managers and any Person who "controls" such Selling Holder (within the meaning of Section 15 of the Securities Act), from and against any and all losses, claims, damages and liabilities, including any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim (collectively, "Losses") insofar as such Losses are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or amendment thereto, any free writing prospectus, any preliminary prospectus or prospectus (as amended or supplemented) relating to the Registrable Securities, (ii)  any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Parent of any federal, state or common law rule or regulation applicable to the Parent and relating to action required of or inaction by the Parent in connection with such registration, except insofar as such Losses (x) relate to a transaction or sale made by a Selling Holder in violation of Section 3.6(c) or (y) are caused by any such untrue statement or omission or alleged untrue statement or omission that is based upon and in conformity with information relating to a Selling Holder which is furnished to the Parent in writing by such Selling Holder expressly for use therein; provided, that clause (y) shall not apply to the extent that the Selling Holder has furnished in writing to the Parent prior to the filing of such Registration Statement, free writing prospectus, preliminary prospectus, prospectus, amendment or supplement information expressly for use in such document which information corrected or made not misleading the information previously furnished to the Parent by such Selling Holder, and the Parent failed to include such information therein.
(b)          To the fullest extent permitted by law, each Selling Holder agrees to indemnify and hold harmless the Parent, all Affiliates of the Parent, each of their respective directors, officers, members, managers, partners, employees, shareholders, agents and advisors and each Person, if any, who "controls" (within the meaning of Section 15 of the Securities Act) the Parent, from and against any and all Losses insofar as such Losses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or amendment thereto, any free writing prospectus, preliminary prospectus or prospectus (as amended or supplemented if the Parent shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in such Registration Statement, free writing prospectus, preliminary prospectus, prospectus, amendments or supplement; provided, that such Selling Holder shall not be liable in any such case to the extent that it has furnished in writing to the Parent prior to the filing of any such Registration Statement, free writing prospectus, preliminary prospectus, prospectus, amendment or supplement information expressly for use in such document which information corrected or made not misleading the information previously furnished to the Parent by such Selling Holder, and the Parent failed to include such information therein.  Notwithstanding anything to the contrary in this Section 3.8, each Selling Holder's indemnification obligations under this paragraph are several, and not joint and several, and shall not exceed, with respect to any given registration of Registrable Securities pursuant to this Article 3, the amount of net proceeds received by such Selling Holder in connection with the offering of its Registrable Securities under such registration.
(c)          Each party that is entitled to indemnification under paragraph (a) or (b) of this Section 3.8 shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all reasonable and documented fees and expenses; provided, that the failure of any indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify.  In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel shall be at the sole expense of the indemnifying party; provided, that in the event that the Parent, as indemnifying party, is required to pay expenses of separate legal counsel for any one or more Selling Holders as indemnified party, such single counsel shall be designated in writing to the Parent by the Selling Holder with the largest number of Registrable Securities included in such registration.  All such fees and expenses shall be reimbursed as they are incurred.  The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding and imposes no obligations on such indemnified party other than the payment of monetary damages (which damages will be paid by the indemnifying party hereunder).
(d)          If the indemnification provided for in this Section 3.8 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any Loss referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  Notwithstanding anything to the contrary in this paragraph, no indemnifying party (other than the Parent) shall be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Loss relates exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission.  The parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 3.8(c).  No Person who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) that results in a Loss shall be entitled to contribution with respect to such Loss from any Person who is not guilty of such fraudulent misrepresentation.
(e)          Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 3.8 (with appropriate modifications) shall be given by the Parent, the Selling Holders and the underwriters with respect to any required registration or other qualification of Registrable Securities under any state law or regulation or governmental authority.

(f)          The obligations of the parties under this Section 3.8 shall be in addition to any liability which any party may otherwise have to any other party.  If indemnification is available under this Section 3.8, the indemnifying parties shall indemnify each indemnified party to the fullest extent permitted by applicable law and as provided in paragraphs (a) and (b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.
(g)          The rights and obligations of the Parent and the Selling Holders under this Section 3.8 shall survive the termination of this Agreement.
Section 3.9          Rule 144 Information.  The Parent hereby covenants and agrees that it shall (a) file such periodic reports as it is required to file under the Exchange Act or if the Parent is not required to file such reports, it shall make publicly available such information as is necessary to permit such Eligible Holder to sell Registrable Securities pursuant to Rule 144 and (b) use commercially reasonable efforts to take such further action as any Eligible Holder may reasonably request, to the extent such action is necessary to permit such Eligible Holder to sell Registrable Securities pursuant to Rule 144.
Section 3.10          Transfer of Registration Rights.  Any purported direct or indirect Transfer of such registration rights by any Eligible Holder shall be null and void and of no force or effect.
Section 3.11          Grant of Additional Registration Rights.  Except for the registration rights granted to Eligible Holders pursuant to this Article 3 or Article 3 of governing agreements in substantially the form of this Agreement, the Parent shall not grant any registration rights with respect to Shares to any other Person without the prior written consent of Eligible Holders (calculated as of the time of such grant) holding 66 2/3% or more of the Registrable Securities held by all Eligible Holders (calculated as of the time of such grant) unless such registration rights so granted do not materially adversely affect the rights of the Eligible Holders under this Agreement with respect to their priority in any Public Offering.
Section 3.12          Termination.  All of the Parent's obligations to register Registrable Securities under this Article 3 shall terminate on the date on which the Eligible Holders cease to beneficially own any Registrable Securities.
ARTICLE 4. TRANSFERS AND ISSUANCES OF SHARES
Section 4.1          No Restrictions on Transfers.  Each Shareholder Party may Transfer all or any portion of its Shares at any time and from time to time, subject to compliance with the Securities Act, any other applicable securities or "blue sky" laws.
ARTICLE 5. REPRESENTATIONS & COVENANTS
Section 5.1          No Sanctions. Each of the Shareholder and its owners and controllers, as applicable, represents and warrants to each of the Parent and the other Shareholder Parties that it and they, as applicable, (i) have not violated and shall not violate any sanctions laws or regulations promulgated, administered or enforced by the United States and the Office of Foreign Assets Control, the United Nations, the European Union, or other applicable sanctions authority ("Sanctions"); and (ii) shall not use funds received in the Restructuring (as defined in the Restructuring Agreement), directly or indirectly, for the benefit of activities or parties subject to or in violation of Sanctions, including anyone listed on Sanctions lists and shall promptly inform the Parent in writing (email shall suffice) if it has, or has reason to believe it has, violated Sanctions or cannot abide by this clause.
Section 5.2          No Action Prior to Lender Director Appointment. Prior to the appointment of the three Lender Appointing Persons as contemplated in the Parent Articles, the Parent and the Subsidiaries of Parent party hereto shall not take, and shall not permit any Subsidiary of Parent to take, any action if such action would otherwise require Lender Directors' approval as contemplated in the Parent Articles, other than issuing equity securities, including, without limitation, Shares, pursuant to the Restructuring. For the avoidance of doubt, if three Lender Appointing Persons have not been determined within 2 business days after the effective date of the Parent Articles, the Board cannot take any action after such date, other than to assist in determining the three Lender Appointing Persons and subsequent appointment of the three Lender Directors.  Notwithstanding the foregoing, prior to the appointment of the three Lender Directors, the Parent may issue equity interests in accordance with clause 13.12(g) of the scheme of arrangement between the Parent and the UDW Scheme Creditors (as defined therein) filed with the Cayman Registrar of Companies on September 15, 2017.
Section 5.3          Compliance with Parent Articles. The Parent and the Subsidiaries shall not take, and shall not permit any Subsidiary of Parent to take, any action that would be in contravention or conflict with the Parent Articles, with the exception expressly permitted in Section 5.2 of this Agreement.
Section 5.4          Compliance with Applicable ABAC Laws. Within 90 days following the date of the Restructuring Effective Date, the Parent shall conduct a review of its existing policies and procedures designed to prevent the Parent from engaging in any activity, practice or conduct that would violate any Applicable ABAC Laws, and shall adopt and implement amendments and modifications to such policies and procedures to the extent same are deemed reasonable by the Board of Directors of the Parent.
ARTICLE 6. TAX MATTERS
Section 6.1          Tax Filing Information. Upon written request from the Shareholder, the Parent shall provide the Shareholder any information reasonably requested by the Shareholder in connection with the Shareholder's tax filing or other reporting obligations.
Section 6.2          Tax Election. For each of the Group Companies, other the Parent, an Election has been made with effect prior to the Restructuring Effective Date for such Group Company to be treated as a disregarded entity for United States federal income tax purposes.
ARTICLE 7. MISCELLANEOUS
Section 7.1          Survival of Agreement; Term.  This Agreement, and the Parent's and the Shareholder's respective rights and obligations hereunder, shall remain in effect until terminated upon the earlier of (a) the date on which the Board, the Majority Lender Directors, and Lender Shareholder Parties holding at least 66-2/3% of the Shares held by all Lender Shareholder Parties agree to terminate this Agreement and (b) the later of (i) the fifth anniversary of the Effective Date and (y) the day immediately preceding the fifth annual meeting of Parent Shareholders following the Effective Date (such date of termination, the "Agreement Termination Date"); provided, that each of  Sections 2.1 and 2.2,  and Article 7 shall survive any such termination and, in the case of Article 3, shall terminate as set forth therein.  This Agreement shall terminate automatically when the Shareholder ceases to beneficially own any Shares; provided, that Article 7 shall survive any such termination and shall terminate as set forth therein.
Section 7.2          Notices.  All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (a) when delivered by hand, facsimile or electronic transmission to the party to be notified, (b) one Business Day after deposit with a national overnight delivery service with next-business-day delivery guaranteed or (c) three Business Days after deposit in the United States (or equivalent) mail postage prepaid by certified or registered mail return receipt requested, in each case addressed, in the case of the Shareholder, to the address set forth below the Shareholder's respective signature to this Agreement, or, in the case of the Parent and each Subsidiary of Parent, to the address set out in this Section 7.2.  Any party to this Agreement may change its address for purposes of notice hereunder by giving 10 days' written notice of such change to all other parties to this Agreement, in the manner provided in this Section 7.2.
The address for service for the Parent and each Subsidiary of Parent is: PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104 Cayman Islands.
Section 7.3          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.
Section 7.4          Entire Agreement.  This Agreement (together with the documents attached as exhibits hereto and any documents or agreements specifically contemplated hereby) supersedes all prior discussions and agreements among any of the parties hereto (and their Affiliates) with respect to the subject matter hereof and contains the entire understanding of the parties with respect to the subject matter hereof.
Section 7.5          Amendment.  This Agreement shall not be amended, supplemented, waived or modified except pursuant to a written instrument (a) approved by the Board and the Majority Lender Directors and (b) duly executed by or on behalf of (i) the Parent, (ii) Shareholder Parties holding a majority of the Shares then owned by all Shareholder Parties and (iii) Lender Shareholder Parties holding at least 66‑2/3% of the Shares owned by all Lender Shareholder Parties; provided, however, that if any such amendment, supplement, modification or waiver would reasonably be expected to disproportionately affect any Shareholder Party in any material respect, such Shareholder Party's approval shall be required.  Notwithstanding the foregoing, the registration rights of the Parent Shareholders set forth in Article 3 shall not be amended, supplemented, waived or modified except pursuant to a written instrument duly executed by or on behalf of each Eligible Holder (determined as of the time of such amendment) whose rights under Article 3 would reasonably be expected to be adversely affected in any material respect by such amendment, supplement, waiver or modification.

Section 7.6          Third-Party Beneficiary.  This Agreement is intended solely for the benefit of each of the parties hereto and their respective successors and permitted assigns, and this Agreement shall not confer any rights upon any other Person, except that each of the Persons entitled to indemnification under Section 3.8 is an intended third-party beneficiary of such provision.
Section 7.7          Counterparts.  This Agreement may be signed in any number of counterparts, any of which may be delivered via facsimile, portable document format (PDF), or other forms of electronic delivery, each of which shall be deemed an original, and all of which are deemed to be one and the same agreement binding upon the Parent and the Shareholder.
Section 7.8          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
Section 7.9          Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law doctrine.  Each of the parties hereto irrevocably (a) submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York in any dispute arising out of or relating to this Agreement and (b) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York in any dispute arising out of or relating to Articles 1, 6, 7.6, 8.3, 9.1, 12.3, 12.4, 19.1, 19.2, 19.3, 19.4, 19.5, 19.7, 19.8, 19.9, 19.13, 23.2, 23.4, 30.3, 30.5, 30.6, 32.4, 36, 37, 39 and 40 of the Parent Articles, and hereby irrevocably agrees that all damages in respect of such dispute may be heard and determined in such New York state or United States federal court.  Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any action or proceeding with respect to such dispute.  The parties hereto further agree, to the fullest extent permitted by applicable law, that a final and nonappealable judgment against any of them in any action or proceeding with respect to any dispute arising out of or relating to this Agreement or Articles 1, 6, 7.6, 8.3, 9.1, 12.3, 12.4,  19.1, 19.2, 19.3, 19.4, 19.5, 19.7, 19.8, 19.9, 19.13, 23.2, 23.4, 30.3, 30.5, 30.6, 32.4, 36, 37, 39 and 40 of the Parent Articles shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.
Section 7.10          Injunctive Relief.  The parties to this Agreement hereby agree and acknowledge that it will be impossible to measure the monetary damages that would be suffered if any party to this Agreement fails to comply with any of the obligations imposed on it by this Agreement, and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law.  Accordingly, each of the parties to this Agreement shall be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.  Each of the parties to this Agreement hereby waives, and causes its respective representatives to waive, any requirement for the securing or posting of any bond in connection with any action brought for injunctive relief hereunder.
Section 7.11          Severability.  The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
Section 7.12          Recapitalization and Similar Events.  In the event that any equity interests or other securities are issued in respect of, in exchange for, or in substitution of, Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock or share dividend, split-up, sale of assets, distribution to Parent Shareholders or combination of Shares or any other change in the Parent's capital structure, appropriate adjustments shall be made to the provisions of this Agreement, as determined in good faith by the Board, so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have hereunto set their respective hands as of the date and year first written above.
OCEAN RIG UDW INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

DRILL RIGS HOLDINGS INC.
By:
Name:
Title:

DRILLSHIPS HOLDINGS INC.
By:
Name:
Title:

DRILLSHIPS INVESTMENT INC.
By:
Name:
Title:

DRILLSHIPS OCEAN VENTURES INC.
By:
Name:
Title:

OCEAN RIG OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG 1 SHAREHOLDERS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG 2 SHAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIP HYDRA HAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIP PAROS SHAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIPS HOLDINGS PERATIONS INC.
By:
Name:
Title:

KITHIRA SHAREHOLDERS INC.
By:
Name:
Title:

SKOPELOS SHAREHOLDERS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

DRILLSHIP SKIATHOS SHAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIP SKYROS SHAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIP KYTHNOS SHAREHOLDERS INC.
By:
Name:
Title:

PRIMELEAD LIMITED
By:
Name:
Title:

OLYMPIA RIG ANGOLA HOLDING S.A.
By:
Name:
Title:

[Signature Page to Governance Agreements]

ALLEY FINANCE CO.
By:
Name:
Title:

OCEAN RIG 1 INC.
By:
Name:
Title:

OCEAN RIG 2 INC.
By:
Name:
Title:

DRILLSHIP HYDRA OWNERS INC.
By:
Name:
Title:

DRILLSHIP PAROS OWNERS INC.
By:
Name:
Title:

OCEAN RIG ANGOLA OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

DRILLSHIP KITHIRA OWNERS INC.
By:
Name:
Title:

DRILLSHIP SKOPELOS OWNERS INC.
By:
Name:
Title:

DRILLSHIP SKIATHOS OWNERS INC.
By:
Name:
Title:

DRILLSHIP SKYROS OWNERS INC.
By:
Name:
Title:

DRILLSHIP KYTHNOS OWNERS INC.
By:
Name:
Title:

OCEAN RIG UDW LLC
By:
Name:
Title:

[Signature Page to Governance Agreements]

OLYMPIA RIG ANGOLA, LDA
By:
Name:
Title:

OCEAN RIG RIO DE JANEIRO SERVICOS DE PETROLEO LTDA.
By:
Name:
Title:

ALGARVE FINANCE LTD.
By:
Name:
Title:

OCEAN RIG 1 GREENLAND OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG CORCOVADO GREENLAND OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG GABON OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG POSEIDON OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG DRILLING OPERATIONS COÖPERATIEF U.A.
By:
Name:
Title:

DRILLSHIPS OCEAN VENTURES OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG CANADA INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG DO BRAZIL SERVICOS DE PETROLEO LTDA.
By:
Name:
Title:

OCEAN RIG GLOBAL CHARTERING INC.
By:
Name:
Title:

OCEAN RIG FALKLAND OPERATIONS INC.
By:
Name:
Title:

DRILL RIGS OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG BLACK SEA COÖPERATIEF U.A.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG OLYMPIA OPERATIONS GHANA LIMITED
By:
Name:
Title:

OCEAN RIG DRILLING OPERATIONS B.V.
By:
Name:
Title:

OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A.
By:
Name:
Title:

OCEAN RIG NORTH SEA AS
By:
Name:
Title:

OCEAN RIG EG OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG BLACK SEA OPERATIONS B.V.
By:
Name:
Title:

DRILLSHIPS INVESTMENT OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG BLOCK 33 BRASIL B.V.
By:
Name:
Title:

OCEAN RIG AS
By:
Name:
Title:

OCEAN RIG OFFSHORE MANAGEMENT LIMITED
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG NORWAY OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG NAMIBIA OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG CUNENE OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG SPARES INC.
By:
Name:
Title:

OCEAN RIG LIBERIA OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG CUANZA OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG CUBANGO PERATIONS INC.
By:
Name:
Title:

OCEAN RIG UK LIMITED
By:
Name:
Title:

OCEAN RIG IRELAND OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG WEST AFRICA OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCEAN RIG MANAGEMENT INC.
By:
Name:
Title:

EASTERN MED CONSULTANTS INC.
By:
Name:
Title:

DRILLSHIPS FINANCING HOLDING INC.
By:
Name:
Title:

DRILLSHIPS PROJECTS INC.
By:
Name:
Title:

BLUESKY SHAREHOLDERS INC.
By:
Name:
Title:

BLUESKY OWNERS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

IRELAND DRILLING CREW INC.
By:
Name:
Title:

DRILLSHIP SANTORINI OWNERS INC.
By:
Name:
Title:

DRILLSHIP SANTORINI SHAREHOLDERS INC.
By:
Name:
Title:

SOUTH AFRICA DRILLING CREW INC.
By:
Name:
Title:

DRILLSHIP CRETE OWNERS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

DRILLSHIP CRETE SHAREHOLDERS INC.
By:
Name:
Title:

DRILLSHIP AMORGOS OWNERS INC.
By:
Name:
Title:

DRILLSHIP AMORGOS SHAREHOLDERS INC.
By:
Name:
Title:

OCEAN RIG CONGO OPERATIONS INC.
By:
Name:
Title:

DRILLSHIPS VENTURES PROJECTS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OCR FALKLANDS DRILLING INC.
By:
Name:
Title:

OR GLOBAL BLOCK OPERATORS INC.
By:
Name:
Title:

OR CREWING LIMITED
By:
Name:
Title:

OR BENGUELA OPERATIONS INC.
By:
Name:
Title:

OCEAN RIG INVESTMENTS INC.
By:
Name:
Title:

OR NORGE OPERATIONS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

OR SENEGAL OPERATIONS INC.
By:
Name:
Title:

AGON SHIPPING INC.
By:
Name:
Title:

OCEAN RIG MANAGEMENT SERVICES INC.
By:
Name:
Title:

OCEAN RIG OPERATIONS HOLDINGS INC.
By:
Name:
Title:

OCEAN RIG CAYMAN MANAGEMENT SERVICES SEZC LIMITED
By:
Name:
Title:

[Signature Page to Governance Agreements]

SHIP INVESTMENT OCEAN HOLDINGS INC.
By:
Name:
Title:

[Signature Page to Governance Agreements]

SHAREHOLDER

Address for Notices:

Attn:

Facsimile

Telephone

Email

☐	By checking this box, the Eligible Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.
☐
By checking this box, the Eligible Holder signing above hereby requests the inclusion of _____________________ of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Governance Agreements]

EXHIBIT A
MEMORANDUM AND ARTICLES OF THE PARENT

EXHIBIT B

 FORM OF DIRECTOR INDEMNIFICATION AGREEMENT

EXHIBIT C

 FORM OF LENDER APPOINTING PERSON
INDEMNIFICATION AGREEMENT